UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934
July 1, 2010
Date of Report (Date of earliest event reported)
LOCAL.COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction	001-34197 (Commission File Number)	33-0849123 (IRS Employer
of incorporation)		Identification No.)
One Technology Drive, Building G
Irvine, California 92618
(Address of principal executive offices, zip code)
(949) 784-0800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On July 1, 2010, Local.com Corporation (the “Registrant”) issued a press release announcing it had acquired all of the assets of Simply Static, LLC (doing business as Octane360), a Delaware limited liability company (“Octane”) on July 1, 2010. A copy of the press release was previously filed as Exhibit 99.1 on Form 8-K filed July 1, 2010 and is incorporated herein by reference.
The assets acquired include a technology platform, which can be used to offer the following services:
•	targeting and registration of geo-category based local website domains;
•	small business and geo-category website creation, hosting and management;
•	an ad exchange to manage the selection and deployment of ad inventory across all Local.com Owned & Operated and Network sites, as well as third-party and directly owned domain portfolio properties; and
•	a content marketplace to allow for the management of geo-category content written for advertising customers or Local.com’s directly owned portfolio properties.
Under the terms of the Asset Purchase Agreement, dated July 1, 2010 (the “Agreement”), a copy of which is attached hereto as Exhibit 2.1, the Registrant acquired the assets of Octane for $3.5 million in cash and 200,482 shares of Local.com Corporation common stock. The shares of Local.com Corporation common stock issued in the transaction were not registered under the Securities Act in reliance on Rule 506 of Regulation D. Octane may receive up to an additional $5.9 million in a combination of cash and Local.com Corporation common stock based on Octane achieving certain milestones and its operating performance during the two year period ending June 30, 2012, as more particularly described in the Agreement. The cash portion of the transaction was funded from Local.com’s cash from operating activities. Allocation of the purchase price will be determined based on fair market valuation of the assets acquired. Except for liabilities arising from certain contracts to be assumed by the Registrant from and after the closing of the transaction, no liabilities were assumed by the Registrant in connection with the transaction.
The Agreement contains representations and warranties of the parties that are customary for a transaction of this type, which generally survive for two years from and after the closing date, except for certain fundamental representations and warranties which survive the closing date indefinitely. The representations and warranties of Octane are qualified by information contained in confidential disclosure schedules that Octane provided to the Registrant in connection with the execution of the Agreement. Although certain of the information contained in the disclosure schedules may be non-public, the Registrant does not believe that this information is required to be publicly disclosed under the Federal securities laws. Moreover, certain of these representations and warranties may not be accurate or complete as of a specific date because they are subject to a contractual standard of materiality that may be different from the standard generally applied under the Federal securities laws or were used for the purpose of allocating risk between the Registrant and Octane, rather than establishing matters as facts. Finally, information concerning the subject matter of these representations and warranties may have changed since the closing date, which may or may not be fully reflected in the Company’s public disclosures. Accordingly, you should not rely on these representations and warranties as statements of fact.
The Agreement also contains certain other covenants and agreements. For example, Octane and its founders provided certain non-competition, non-disclosure, non-solicitation, and non-disparagement covenants with respect to the business of Octane in favor of the Registrant.
Octane agreed to defend, indemnify and hold harmless the Registrant and its employees, directors, representatives, subsidiaries and shareholders (the “Registrant Indemnitees”), and any third party claiming by or through any of the Registrant Indemnitees, from and against any and all losses arising out of or resulting from (i) any breach of any representation or warranty made by Octane in the Agreement, the disclosure letter, or certain of the closing documents, (ii) any breach of any covenant or obligation of Octane in the Agreement or certain of the closing documents, (iii) any litigation pending against Octane on the closing date of the transaction, and (iv) any retained liabilities, as such term is defined in the Agreement. The indemnification obligations of Octane are subject to the expiration of the representations and warranties, a cap equal to the aggregate purchase price and a minimum aggregate of claims totaling $50,000.
The Registrant agreed to defend, indemnify and hold harmless Octane and its employees, managers, representatives and members (the “Octane Indemnitees”), and any third party claiming by or through any of the Octane Indemnitees, from and against any and all losses arising out of or resulting from (i) any breach of any representation or warranty made by Registrant in the Agreement or certain of the closing documents, and (ii) any breach of any covenant or obligation of Registrant in the Agreement or certain of the closing documents.
The Registrant and Octane also agreed to establish an escrow account in connection with completing the transaction. 66,827 shares of Local.com Common Stock will be held back in an escrow account (the “Escrow Fund”) to secure the Registrant’s rights to seek indemnification under the Agreement. The Escrow Fund terminates one (1) year from the termination date, except that if no claims have been asserted by the Registrant against the Escrow Fund in the first six (6) months following the closing date of the transaction, twenty-five percent (25%) of the Escrow Fund will be released to Octane. The Registrant and Octane have entered into a separate agreement with respect to the Escrow Fund with Computershare Trust Company, N.A. (as escrow agent). The escrow agreement will not contain any obligations, rights or other provisions that are material to the Registrant.
The transaction was accomplished through arms-length negotiations between the Registrant’s management and Octane’s management and members. Octane’s members approved the transaction by written consent in accordance with Delaware law. There was no material relationship between the shareholders of Octane and the Registrant or any of the Registrant’s affiliates, directors, officers or any of their respective associates prior to this transaction.
FORWARD-LOOKING STATEMENTS
The discussion above includes forward-looking statements, which are based on current expectations and are subject to risks and uncertainties that could cause actual results to differ materially. More information about factors that potentially could affect Registrant’s actual results is included in Registrant’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K for the year ended December 31, 2009, its quarterly reports on Form 10-Q and other subsequent filings.
Item 3.02 Unregistered Sales of Equity Securities.
The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit 2.1	Asset Purchase Agreement by and among the Registrant and Simply Static, LLC dated July 1, 2010.

Exhibit 99.1	Press release of Registrant dated July 1, 2010, incorporated herein by reference to Exhibit 99.1 to the Registrant’s Form 8-K filed on July 1, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL.COM CORPORATION
Date: July 8, 2010	By:	/s/ Brenda Agius
Brenda Agius
Chief Financial Officer and Secretary

Exhibit Index

Exhibit
Number	Description

2.1	Asset Purchase Agreement by and among the Registrant and Simply Static, LLC dated July 1, 2010.

99.1	Press release of Registrant dated July 1, 2010, incorporated herein by reference to Exhibit 99.1 to the Registrant’s Form 8-K filed on July 1, 2010.